SUPPLEMENT

Dated April 20, 2009

to the Currently Effective

Class A, Class B and Class C Shares Prospectus

Class I Shares Prospectus

Class L Shares Prospectus

Class R3, R4, R5 and Y Shares Prospectus

Class Y Shares Prospectus

Each dated March 1, 2009

For The Hartford Mutual Funds (collectively the “Prospectuses”)

The Prospectuses referenced above are revised as follows:

The Hartford SmallCap Growth Fund

Effective May 1, 2009, Mammen Chally will be involved in portfolio management and securities analysis for The Hartford SmallCap Growth Fund (the “Fund”). Doris T. Dwyer will no longer be involved in portfolio management and securities analysis for the Fund. David J. Elliot will continue to serve as portfolio manager for the Fund.

Accordingly, the following change is being made to the Prospectuses:

In the section entitled “The Hartford SmallCap Growth Fund — Portfolio Management — Wellington Management” the disclosure is deleted and replaced with the following:

Wellington Management:  The portion of the fund allocated to Wellington Management is co-managed by David J. Elliott and Mammen Chally.

David J. Elliott, CFA, Vice President and Director of Quantitative Portfolio Management of Wellington Management, has served as portfolio manager for the fund since 2001. Mr. Elliott joined Wellington Management in 1995 and has been an investment professional since 1999.

Mammen Chally, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since May 2009.  Mr. Chally joined Wellington Management in 1994 and has been an investment professional since 1996.

This Supplement should be retained with your Prospectus for future reference.

SUPPLEMENT

Dated April 20, 2009

to the Combined Statement of Additional Information (the “SAI”)

For The Hartford Mutual Funds

dated March 1, 2009

The SAI is revised as follows:

The Hartford SmallCap Growth Fund

Effective May 1, 2009, Mammen Chally will be involved in portfolio management and securities analysis for The Hartford SmallCap Growth Fund (the “Fund”). Doris T. Dwyer will no longer be involved in portfolio management and securities analysis for the Fund.  David J. Elliot will continue to serve as portfolio manager for the fund.

Accordingly, the following change is being made to the SAI:

(1)	All references to Doris T. Dwyer are deleted.

(2)	In the section entitled “Portfolio Managers of the Funds — Other Accounts Sub-advised by Wellington Management Portfolio Managers,” the information for Mr. Chally is amended as follows:

PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANY ACCOUNTS		ASSETS MANAGED (in million)	POOLED ACCOUNTS	ASSETS MANAGED (in millions)	OTHER ACCOUNTS		ASSETS MANAGED (in millions)

Mammen Chally**	6	(k)	$1,775	10	$478.2	8	(12)	$1,653.1

**

Mr.Chally began being involved in portfolio management and securities analysis for The Hartford SmallCap Growth Fund in May 2009. Therefore the information presented in the table above is as of February 28, 2009.

(k)

In addition to the registered investment companies listed above, this portfolio manager manages more than one Hartford Fund (Disciplined Equity Fund and SmallCap Growth Fund). Assets under management in those Funds total approximately $185.8 million and $164.4 million, respectively.

(12)	The advisory fee for 1 of these other accounts is based upon performance. Assets under management in that account total approximately $79.2 million.

(3)	In the section entitled “Portfolio Managers of the Funds — Equity Securities Beneficially owned by Wellington Management Portfolio Managers” the information for Mr. Chally is amended as follows:

PORTFOLIO MANAGER	FUND(S) SUB-ADVISED	DOLLAR RANGE OF EQUITY SECURITIES BENEFICIALLY OWNED
Mammen Chally	Disciplined Equity Fund	$100,001 - $500,000
	SmallCap Growth Fund	$0*

* Information is as of February 28, 2009

This Supplement should be retained with your Statement of Additional Information for future reference.